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                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

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                          Filed by the Registrant              / X /
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                 Filed by a party other than the Registrant    /  /
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CHECK THE APPROPRIATE BOX:

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/   /    Preliminary Proxy Statement
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/   /    Confidential, for Use of the Commission Only (as permitted by
----     Rule 14a-6(e)(2))

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/   /    Definitive Proxy Statement
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/ x /    Definitive Additional Materials
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

               PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                        PUTNAM HIGH YIELD MUNICIPAL TRUST
                     PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                         PUTNAM MANAGED HIGH YIELD TRUST
                      PUTNAM MANAGED MUNICIPAL INCOME TRUST
                           PUTNAM MASTER INCOME TRUST
                           PUTNAM MUNICIPAL BOND FUND
                      PUTNAM MUNICIPAL OPPORTUNITIES TRUST
                PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
                     PUTNAM TAX FREE HEALTH CARE FUND (Name
                   of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)


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PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

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/ X /    No fee required
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/   /    Fee computed on table below per Exchange Act Rule 14a
----              6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

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/   /    Fee paid previously with preliminary materials.
----

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/   /    Check box if any part of the fee is offset as provided by
 ---- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:



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THE FOLLOWING Q&A WAS PREPARED TO HELP YOU ANSWER QUESTIONS FROM BROKERS AND/OR
SHAREHOLDERS ON THE SUBJECT OF THE PROXIES BEING MAILED TO THEM FOR THEIR VOTES. THESE PROXIES ARE SENT TO SHAREHOLDERS THAT WERE SHAREHOLDERS OF RECORD ON 20 JULY 2001 FOR THE FOLLOWING PUTNAM CLOSED END FUNDS: PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL, PUTNAM CONVERTIBLE OPPORTUNITIES & INCOME TRUST, PUTNAM HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM MANAGED HIGH YIELD TRUST, PUTNAM MANAGED MUNICIPAL INCOME TRUST, PUTNAM MASTER INCOME TRUST, PUTNAM MUNICIPAL BOND FUND, PUTNAM MUNICIPAL OPPORTUNITIES TRUST, PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST, AND PUTNAM TAX-FREE HEALTH CARE FUND

Q: WHAT ARE THE TRUSTEES RECOMMENDING?

A: The Trustees are asking shareholders to elect the Trustees for the fund. This vote is required and occurs on a yearly basis.

Q: WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record at the close of business on 20 July 2001. Each share is entitled to one vote.

Q: WHEN IS THE SHAREHOLDER MEETING?

A: The shareholder meeting to determine the results will be on 11 October 2001

Q: HOW CAN A SHAREHOLDER SUBMIT THEIR VOTE?

A: There are several ways to submit your vote. Your vote may be submitted by returning the proxy card by mail or via the internet. Internet voting instructions are located on the proxy card.

Q: I DID NOT RECEIVE A COPY OF THE PROXY STATEMENT; CAN YOU SEND ME ONE?

A: Additional proxy statements may be ordered off of your literature system.

Q: I MISPLACED MY PROXY CARD; HOW CAN ANOTHER ONE BE SENT?

A: Additional proxy cards may be ordered via email to Tarah Soares or Betty Creamer in the Proxy department. Shareholder information to be included is the fund name, shareholder address and account number.